                                                                      Exhibit D
                             LETTER OF TRANSMITTAL
       to accompany American Depositary Receipt certificates evidencing
                          American Depositary Shares
                         representing Ordinary Shares

                                      of

                             TERRA NETWORKS, S.A.,
                   a company incorporated under the laws of
      the Kingdom of Spain, tendered in connection with the Tender Offer by

                               TELEFONICA, S.A.,
                     a company organized under the laws of
                             the Kingdom of Spain
                  to purchase all outstanding Ordinary Shares
              represented by Terra ADSs for cash in the amount of
        the U.S. dollar equivalent of Euro 05.25 per Terra ADS tendered

This Letter of Transmittal should be completed and signed in the space provided below and in the space provided on the Substitute Form W-9 below and mailed or delivered, together with your Terra ADR certificate(s), to Citibank, N.A., as Tender Agent, at one of the following addresses:

              By Hand:                        By Mail:          By Overnight Courier:
              --------                        --------          ---------------------
           Citibank, N.A.                  Citibank, N.A.          Citibank, N.A.
c/o Securities Transfer and Reporting     Corporate Actions       Corporate Actions
             Services Inc.                 P.O. Box 43034        161 Bay State Drive
          Corporate Actions           Providence, RI 02940-3034  Braintree, MA 02184
    100 William Street--Galleria
         New York, NY 10038

 For information, call the Information Agent, Georgeson Shareholder, toll free at (800) 249-1370

 Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery

-------------------------------------------------------------------------------------------
       THE TENDER OFFER WILL EXPIRE AT 6:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY,
                    JULY 23, 2003, UNLESS THE TENDER OFFER IS EXTENDED.
                 NO WITHDRAWAL RIGHTS ARE AVAILABLE IN THIS TENDER OFFER.
-------------------------------------------------------------------------------------------
        If your Terra ADR certificate(s) evidencing your Terra ADSs have been lost, stolen or destroyed, call the Tender Agent toll free at (800) 308-7887. (See Instruction 9)
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
ITEM A: DESCRIPTION OF SECURITIES ENCLOSED

--------------------------------------------------------------------------------------------------------------------
                                                                Number of Terra ADSs Enclosed        Total Number of
                                                                 (attach additional lists if           Terra ADSs
                                                                necessary--see Instruction 13)        Tendered/(1)/
Name(s) and Address(es) of Record Holder(s) of Terra ADSs ------------------------------------------ ---------------
 (if blank, please fill in exactly as name(s) appear(s)   Terra ADR Certificate Number of Terra ADSs
            on the Terra ADR certificate(s))                    Number(s)       Represented Thereby
--------------------------------------------------------- --------------------- --------------------
--------------------------------------------------------------------------------------------------------------------

--------
(1) Unless otherwise indicated, all Terra ADSs represented by Terra ADR certificates delivered to the Tender Agent will be deemed to have been tendered. (See Instruction 16)

 READ THE INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

This Letter of Transmittal is to be used by holders of American Depositary Receipt Certificates (the "Terra ADRs") evidencing American Depositary Shares (the "Terra ADSs") representing Ordinary Shares (the "Terra Shares") of Terra Networks, S.A., a company organized under the laws of the Kingdom of Spain ("Terra").

By executing and delivering this Letter of Transmittal the undersigned acknowledges that it is tendering all the Terra Shares represented by the Terra ADSs referenced in this Letter of Transmittal.

The undersigned hereby surrenders to Citibank, N.A., as Tender Agent (the "Tender Agent"), subject to the terms and conditions of (i) the Prospectus for the Take-Over Bid Launched by Telefonica, S.A. ("Telefonica" or the "Company") for Terra Networks, S.A., authorized by the Comision Nacional del Mercado de Valores of Spain on June 19, 2003 and dated June 18, 2003 (the "Prospectus"),
(ii) the Tender Agency Agreement, dated as of June 20, 2003, with effect as of June 18, 2003 (the "Tender Agency Agreement"), by and between the Company and the Tender Agent and (iii) this Letter of Transmittal (the Prospectus, the Tender Agency Agreement and this Letter of Transmittal together constituting the "Tender Offer Materials"), the Terra ADR certificate(s) enclosed herewith evidencing Terra ADSs in order to tender the Terra Shares represented by Terra ADSs in the Tender Offer described in the Tender Offer Materials in exchange for cash in the amount, without interest, of the U.S. dollar equivalent of Euro
05.25 per Terra ADS tendered (after deduction of applicable fees, taxes and expenses, including, without limitation, fees payable to the depositary bank in connection with the cancellation of the Terra ADSs and delivery of the Terra Shares represented thereby in an amount not exceeding U.S. $0.04 per Terra ADS cancelled).

Upon the terms and subject to the conditions of the Tender Offer Materials (and if Telefonica's offer to purchase Terra ADSs is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Terra Shares represented by the Terra ADSs surrendered herewith in accordance with the terms of the Tender Offer Materials, the undersigned hereby sells, assigns and transfers to or upon the order of Telefonica all right, title and interest in and to all of the Terra Shares represented by the Terra ADSs that are being surrendered hereby (and any and all dividends, distributions, rights, other Terra ADSs or other securities issued or issuable in respect thereof on or after the date hereof (collectively, the "Distributions")) and irrevocably constitutes and appoints the Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Terra Shares represented by the Terra ADSs (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) cancel the Terra ADSs (and to pay on behalf of the undersigned all fees payable to the depositary bank for the Terra ADS in respect of cancellation) and to deliver the Terra Shares represented by such Terra ADSs (and any and all Distributions) together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Telefonica, (ii) present such Terra Shares represented by the Terra ADSs surrendered hereby (and any and all Distributions) for transfer on the books of Terra, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Terra Shares represented by the Terra ADSs surrendered hereby, all in accordance with the terms of the Tender Offer Materials and as may otherwise be required by law. The undersigned hereby represents and warrants that the undersigned is the registered holder of the enclosed Terra ADR certificate(s) evidencing Terra ADSs, with good title thereto and full power and authority to sell, assign and transfer the Terra ADSs evidenced by the enclosed Terra ADR certificate(s), the Terra Shares represented thereby, and all Distributions, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims.

The undersigned will, upon request, execute any additional documents necessary or desirable to the Tender Agent or the Company to complete the tender of the Terra Shares represented by the Terra ADSs evidenced by the enclosed Terra ADR certificate(s) under the terms set forth in the Tender Offer Materials. In addition, the undersigned shall remit and transfer promptly to the Tender Agent for the account of Telefonica all Distributions in respect of the Terra Shares represented by the Terra ADSs surrendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Telefonica shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Terra Shares represented by the Terra ADSs surrendered hereby or deduct from such purchase price, the amount or value of such Distributions as determined by Telefonica in its sole discretion.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

It is understood and agreed that within four business days after receipt by the Tender Agent of the Euro cash consideration, the Tender Agent shall cause (i) the Euro cash consideration to be converted into U.S. dollars at the applicable conversion rate available at that time in the open market, (ii) checks to be issued for the U.S. dollar amount (after deduction of applicable fees, taxes and expenses, including, without limitation, the fees payable to the depositary bank for the Terra ADSs in connection with the cancellation of Terra ADSs and delivery of the Terra Shares represented thereby in an amount not exceeding U.S. $0.04 per Terra ADS cancelled) payable to the applicable holders of Terra ADSs who have validly tendered their Terra ADSs and (iii) the mailing of checks so issued to the applicable holder (or to the person(s) specified herein) to commence.

Unless otherwise indicated below in the box entitled "Special Issuance Instructions," the undersigned requests to receive, in consideration for the Terra Shares represented by the Terra ADSs tendered hereby, cash in the form of a single check issued to the undersigned in the amount, without interest, of the U.S. dollar equivalent of Euro 05.25 per Terra Share represented by a Terra ADS herewith (net of applicable fees, taxes and expenses, including, without limitation, the fees payable to the depositary bank for the Terra ADSs in connection with the cancellation of Terra ADSs and delivery of the Terra Shares represented thereby in an amount not exceeding U.S. $0.04 per Terra ADS cancelled). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned requests that cash in the form of a check in the amount, without interest, of the U.S. dollar equivalent of Euro
05.25 per Terra Share represented by the Terra ADSs tendered herewith (net of applicable fees, taxes and expenses, including, without limitation, the fees payable to the depositary bank for the Terra ADSs in connection with the cancellation of Terra ADSs and delivery of the Terra Shares represented thereby in an amount not exceeding U.S. $0.04 per Terra ADS cancelled), be mailed to the undersigned at the address shown above. In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the undersigned requests that the cash in the form of a check in the amount, without interest, of the U.S. dollar equivalent of Euro 05.25 per Terra Share represented by the Terra ADSs tendered herewith (net of applicable fees, taxes and expenses, including, without limitation, the fees payable to the depositary bank for the Terra ADSs in connection with the cancellation of Terra ADSs and delivery of the Terra Shares represented thereby in an amount not exceeding U.S. $0.04 per Terra ADS cancelled), be mailed to the person or entity so indicated at the address so indicated. Appropriate medallion signature guarantees by an Eligible Guarantor Institution (as defined in Instruction 2) have been included with respect to the Terra ADSs surrendered herewith for which Special Issuance Instructions for the cash consideration has been given. The undersigned recognizes that Telefonica has no obligation, pursuant to the "Special Issuance Instructions," to transfer any Terra ADSs from the name of the registered holder thereof if Telefonica does not accept for payment any of the Terra Shares represented by the Terra ADSs so tendered.

ITEM B: SPECIAL ISSUANCE INSTRUCTIONS                             ITEM C: SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 5, 7, and 8)                           (See Instructions 4, 7 and 8)
To be completed ONLY if the cash in the form of a check   To be completed ONLY if the cash in the form of a
in the amount, without interest, of the U.S. dollar       check in the amount, without interest, of the U.S.
equivalent of Euro 05.25 per Terra Share tendered in the  dollar equivalent of Euro 05.25 per Terra Share
form of a Terra ADS (net of applicable fees, taxes and    tendered in the form of a Terra ADS (net of applicable
expenses) and/or certificates representing Terra ADSs not fees, taxes and expenses) and/or certificates
tendered or accepted for payment are to be issued and     representing Terra ADSs not tendered or accepted for
delivered to persons other than to the record holder(s)   payment are to be mailed to an address other than the
identified above.                                         address of the record holder(s) identified above.

Issue [  ] check [   ] certificate(s) and Mail to:        Mail [  ] check [  ] certificate(s) to:
Name(s):                                                  Name(s): c/o
                     (Please Print)                                           (Please Print)
Address:                                                  Address:
City:                                                     City:
State: _______________ Zip Code:                          State: _______________ Zip Code:
Tax I.D. No. or Social Security No.:

                IMPORTANT: ALL TERRA ADS HOLDERS MUST SIGN HERE

-------------------------------------------------------------------------------
ITEM D:                              SIGNATURE(S)
                         (See Instructions 6 and 7)
                 (Also complete Substitute Form W-9 below)
Date: _________________________________________ Area Code and Telephone No.:
Signature(s):
   (Must be signed by record owner(s), exactly as the name(s) appear(s) on the Terra ADR certificate(s) enclosed or by person(s) authorized to become the registered holder(s) of the Terra ADSs evidenced by the Terra
   ADR certificate(s) as evidenced by the endorsement transmitted herewith.
   If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the capacity of the person signing should also be indicated.)

Name(s):
Capacity (full title):
-------------------------------------------------------------------------------

---------------------------------------------------------------------------
ITEM E:                       GUARANTEE OF SIGNATURES
                (If Required--See Instructions 2, 5 and 6)
Authorized Signature:
Name:
Title:
Name of Firm:
Address:
                                                      (Including Zip Code)
Area Code and Telephone Number:
Date:
---------------------------------------------------------------------------

                                 Instructions

1. How to Tender the Terra Shares Represented by Your Terra ADSs Evidenced by Terra ADR Certificate(s) in the Tender Offer. Telefonica has appointed Citibank, N.A., as Tender Agent in connection with the acceptance of the Terra Shares represented by Terra ADSs. The Terra ADSs are listed on the Nasdaq National Market. Any holder of Terra ADSs wishing to accept this offer by tendering the Terra Shares represented by his Terra ADSs must (1) if the holder holds Terra ADSs in certificated form, deliver duly completed acceptance documents, together with the certificates representing the Terra ADSs, to the Tender Agent, (2) if the holder holds Terra ADSs in an account with a bank, broker or other nominee, contact and instruct the bank, broker or other nominee to effect the tender for the holder or (3) if the holder holds Terra ADSs through The Depository Trust Company ("DTC"), tender by means of the book-entry tender procedures of DTC, in each case prior to the expiration of the Tender Offer. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Terra ADSs, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Terra ADSs for payment. Under no circumstances will interest be paid on the purchase price of the Terra ADSs, regardless of any extension of the Tender Offer or any delay in payment of the purchase price. No withdrawal rights are available in this Tender Offer.

    For holders of Terra Shares represented by Terra ADSs tendering such Terra ADS by means of the book-entry tender procedures of DTC, all applicable references herein to delivery of Terra ADR certificate(s) shall be deemed to mean delivery by such book-entry tender procedures.

2. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder of the Terra ADSs evidenced by the Terra ADR certificate(s) surrendered herewith (unless such holder has completed the box entitled "Special Issuance Instructions") or (b) the Terra ADSs evidenced by the Terra ADR certificate(s) are surrendered for the account of an Eligible Guarantor Institution such as a commercial bank, trust company, securities broker/dealer, credit union, or savings association participating in a Medallion Program approved by the Securities Transfer Association, Inc. or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (each of the foregoing being an "Eligible Guarantor Institution"). In all other cases, all signatures on this Letter of Transmittal must be medallion guaranteed by an Eligible Guarantor Institution. See Instructions 5 and 6.

3. Delivery of Letter of Transmittal and Terra ADR Certificate(s). Do not send your Terra ADR certificate(s) directly to Terra or to the Company. The Terra ADSs evidenced by Terra ADR certificate(s), together with a properly completed and duly executed and dated Letter of Transmittal and any other documents required by this Letter of Transmittal should be delivered to the Tender Agent at one of the addresses set forth above prior to 6:00 P.M., New York City time, on Wednesday, July 23, 2003 (the "Expiration Date").

    The method of delivery of the Terra ADR certificate(s) and any other required documents, is at the election and risk of the tendering holder of the Terra ADSs, and the delivery will be deemed made only when actually received by the Tender Agent. However, if the Terra ADR certificate(s) are sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested. Risk of loss and title of the Terra ADSs evidenced by Terra ADR certificate(s) shall pass only upon proper delivery of the Terra ADR certificate(s) to the Tender Agent.

    All questions as to validity, form and eligibility of any Terra ADR certificate delivered hereunder will be determined by the Company (which may delegate power in whole or in part to the Tender Agent) and such determination shall be final and binding. A tender of Terra Shares represented by Terra ADSs will not be deemed to have been validly made until all irregularities have been resolved prior to the Expiration Date.

4. Special Delivery Instructions. If the cash in the form of a check for the amount, without interest, of the U.S. dollar equivalent of Euro 05.25 per Terra Share represented by a Terra ADS validly tendered (net of applicable fees, taxes or expenses, including, without limitation, the fees payable to the depositary bank for the Terra ADSs in connection with the cancellation of Terra ADSs and delivery of the Terra Shares represented thereby in an amount not exceeding U.S. $0.04 per Terra ADS cancelled) and/or Terra ADR certificate(s) for Terra ADSs representing Terra Shares not tendered or accepted for payment is to be issued in the name of the registered holder of the Terra ADSs evidenced by the Terra ADR certificate(s) surrendered with this Letter of Transmittal but are to be mailed to an address different from the address set forth in Item A of this Letter of Transmittal, please complete Item C of this Letter of Transmittal ("Special Delivery Instructions").

5. Special Issuance Instructions. If the check and/or Terra ADR certificate(s) for Terra ADSs representing Terra Shares not tendered or accepted for payment is to be issued in the name(s) of (a) person(s) other than the registered holder(s) of the Terra ADSs evidenced by the Terra ADR certificate(s) surrendered with this Letter of Transmittal, Item B ("Special Issuance Instructions") must be duly completed, the Terra ADR certificate(s) must be properly endorsed or be accompanied by an appropriate instrument(s) of transfer, properly executed by the registered holder(s), and the signature(s) to the endorsement and on the instrument of transfer must be guaranteed in Item E of this Letter of Transmittal ("Guarantee of Signature") by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

6. Signature by Holder's Representative or by Transferee. If you sign this Letter of Transmittal in a representative capacity (i.e., as an executor, administrator, trustee, guardian, attorney, officer of a corporation or other person acting in a representative capacity), you must enclose with the Letter of Transmittal evidence, satisfactory to the Tender Agent and the Company, of your authority to sign this Letter of Transmittal on behalf of the registered holder.

    If this Letter of Transmittal is signed in Item D by (a) person(s) other than the registered holder(s) or (b) person(s) representing the registered holder(s), the Terra ADR certificate(s) must be properly endorsed, or be accompanied by appropriate instrument(s) of transfer, properly executed by the registered owner(s), and signature(s) to the endorsement and on the instrument of transfer must be guaranteed in Item E ("Guarantee of Signature") by an Eligible Guarantor Institution that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934.

7. Joint Holders or Multiple Holders of Terra ADR Certificate(s). If Terra ADSs evidenced by the Terra ADR certificate(s) are surrendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item D and any schedule prepared in accordance with Instruction 13. If Terra ADSs evidenced by the Terra ADR certificate(s) are registered in multiple names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration.

8. Stock Transfer Taxes. It is not anticipated that any transfer taxes will be payable in connection with the issuance of the check in the amount of the cash payment in exchange for Terra Shares represented by Terra ADSs evidenced by the Terra ADR certificate(s) surrendered herewith. If, however, the check in the amount of the cash payment (and/or Terra ADR certificate(s) for Terra ADSs representing Terra Shares not tendered or accepted for payment) is to be issued to a person other than the registered holder of the Terra ADSs evidenced by the Terra ADR certificate(s) surrendered herewith, the person signing in Item D of the Letter of Transmittal will need to (i) pay to the Tender Agent any transfer or other taxes required by reason of the issuance and delivery of the check in the amount of the cash payment and/or Terra ADR certificate(s) for Terra ADSs not tendered or accepted for payment to a person other than the registered holder of the Terra ADSs evidenced by the Terra ADR certificate(s), or (ii) establish, to the satisfaction of the Tender Agent, that such taxes have been paid or are not applicable.

9.  Lost, Stolen or Destroyed Terra ADR Certificate(s).   If your Terra ADR
    certificate(s) has/have been lost, stolen or destroyed, please call the Tender Agent toll free at (800) 308-7887. You will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

10. Purpose of Substitute Form W-9.   Each registered holder of the Terra ADSs
    evidenced by the Terra ADR certificate(s) or if Item B is completed each person whose name appears in Item B of this Letter of Transmittal is required to notify the Tender Agent of such holder's or other person's correct taxpayer identification number (which is either the Social Security Number or the Employer Identification Number) by completing the Substitute Form W-9 certifying that (i) the taxpayer identification number provided in the Substitute Form W-9 is correct (or that each holder or other person is awaiting a taxpayer identification number); (ii) each holder or person completing the Substitute Form W-9 either (a) is exempt from backup withholding, (b) has not been notified by the Internal Revenue Service that such holder or other person is subject to backup withholding as a result of failure to report all interest and dividends, or (c) has been notified by the Internal Revenue Service that the holder or the other person completing the Substitute Form W-9 is no longer subject to backup withholding; and
    (iii) each holder or person completing the Substitute Form W-9 is a U.S. person (including a U.S. resident alien). If the holder or other person completing the Substitute Form W-9 is instead subject to backup withholding, such holder or other person must cross out Item 2 in Part III of the certifications before signing the Substitute Form W-9. Failure to provide the information requested on Substitute Form W-9 may subject the holder or other person completing the Substitute Form W-9 to applicable federal income tax withholding on any payments made in connection with the surrendered Terra ADSs. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

11. Questions and Additional Copies. All questions regarding the appropriate procedures for participating in the Tender Offer, should be directed by telephone to the Information Agent at (800) 249-1370.

12. Single Check.   Unless otherwise indicated in Item C ("Special Issuance
    Instructions"), cash in the form of a single check in the amount, without interest, of the U.S. dollar equivalent of Euro 05.25 per Terra Share represented by a Terra ADS validly tendered (net of applicable fees, taxes and expenses, including, without limitation, the fees payable to the depositary bank for the Terra ADSs in connection with the cancellation of Terra ADSs and delivery of the Terra Shares represented thereby in an amount not exceeding U.S. $0.04 per Terra ADS cancelled) will be issued to you in exchange for all the Terra Shares represented by the Terra ADSs evidenced by the Terra ADR certificate(s) you tendered with this Letter of Transmittal.

13. Insufficient Space. If the space provided under Items A, B or C is inadequate, you may list the required information on a separate schedule attached to this Letter of Transmittal, which must be signed by the same person(s) signing in Item D.

14. Guaranteed Delivery Procedures. No guaranteed delivery procedures will be made available under the Tender Offer.

15. Procedures for Withdrawal.   All tenders of Terra Shares represented by
    Terra ADSs are unconditional and irrevocable. No withdrawal rights will be available in this Tender Offer.

16. Partial Tenders. If fewer than all of the Terra Shares represented by the Terra ADSs evidenced by any Terra ADR certificate(s) are to be tendered, fill in the number of Terra ADSs that are to be tendered in the box entitled "Total Number of ADSs Tendered." In this case, new Terra ADR certificate(s) for the Terra ADSs that were evidenced by your old Terra ADR certificate(s), but for which no Terra Shares were tendered, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable after the date the Tender Offer is declared "successful" in Spain by the Comision Nacional del Mercado de Valores of Spain. All Terra Shares represented by the Terra ADSs evidenced by Terra ADR certificate(s) delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated.

17. Waiver of Conditions. Telefonica reserves the right, in its sole discretion, to waive, at any time or from time to time, in accordance with Spanish law, any of the specified conditions of the Tender Offer, in whole or in part.

Important: This Letter of Transmittal together with any required signature guarantees, and any other required documents, must be received by the Tender Agent, together with the Terra ADR certificate(s) evidencing the Terra ADSs tendered prior to the Expiration Date.

                           PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
                           THE TENDER AGENT WITH YOUR TAX IDENTIFICATION NUMBER AND
                        A CERTIFICATION AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING

                     TO BE COMPLETED BY TENDERING HOLDERS OF TERRA ADSs (OR OTHER PAYEES)
                                             (See Instruction 10)
----------------------------------------------------------------------------------------------------------------------------
                                Payer's Name: Citibank, N.A., as Tender Agent
----------------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                        Part I--Taxpayer's Identification               Security Number OR Employer
Form W-9                          Number--For all accounts, enter taxpayer        Identification Number
Department of the Treasury        identification number in the box at right.
Internal Revenue Service          (For most individuals, this is your Social
Payor's Request for Taxpayer      Security number. If you do not have a           ------------------------
Identification Number (TIN)       number, see Obtaining a Number in the           (If awaiting TIN, write "Applied For")
and Certification                 enclosed Guidelines.) Certify by signing
                                  and dating below.
                                  Note: If the account is in more than one
                                  name, see chart in the enclosed Guidelines
                                  to determine which number to give the
                                  payer.
                                  ------------------------------------------------------------------------------------------

                                  Part II--For Payees exempt from back-up withholding, see the enclosed Guidelines and complete as instructed therein.
----------------------------------------------------------------------------------------------------------------------------
 Part III--Certification--Under penalties of perjury, I certify that:

 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

 (3) I am a U.S. person (including a U.S. resident alien).

 Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

              ------------------------  ------------------------
                     Signature                    Date
              ---------------------------------------------------

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
           WROTE "APPLIED FOR" IN PART I OF THIS SUBSTITUTE FORM W-9

               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION
                                    NUMBER

               I certify under penalties of perjury that a
               taxpayer identification number has not been
               issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information
               I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to the applicable percentage of backup withholding tax until I provide a properly certified taxpayer identification number.
              ------------------------   ------------------------
                     Signature                     Date

 Note: Failure to complete and return this Substitute Form W-9 may subject the you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

 Guidelines For Certification of Taxpayer Identification Number on Substitute
                                   Form W-9


  Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

  Sole proprietor. Enter your individual name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

  Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

  Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

  Other entities. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Part I-Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.

  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

  If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are an LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) above), and are owned by an individual, enter your SSN (or "pre-LLC" EIN, if desired). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's EIN.

  Note: See the chart on this page for further clarification of name and TIN combinations.

  How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov.

  If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

  Note: Writing "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Part II-For U.S. Payees Exempt From Backup Withholding

  Individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. For more information on exempt payees, see the separate Instructions for the Requestor of Form W-9.

  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in
Part I, write "Exempt" in Part II, and sign and date the form.

  If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Part III-Certification

  To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

  For a joint account, only the person whose TIN is shown in Part I should sign (when required).

  2. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

  3. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  4. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

  5. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

  6. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified state tuition program payments, IRA or MSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

  Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws.

  You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply

What Name and Number To Give the Requestor

             ------------------------------------------------------
             For this type of account:     Give name and SSN
                                           of:
             ------------------------------------------------------
             1.  Individual                The individual
             2.  Two or more               The actual owner of
                 individuals (joint        the account or, if
                 account)                  combined funds, the
                                           first individual on the
                                           account/(1)/
             3.  Custodian account of a    The minor/(2)/
                 minor (Uniform Gift to
                 Minors Act)
             4.  a. The usual              The grantor-trustee/(1)/
                    revocable savings
                    trust (grantor is      The actual owner/(2)/
                    also trustee)

                 b. So-called trust
                    account that is not
                    a legal or valid
                    trust under state
                    law
             5.  Sole proprietorship       The owner/(3)/
             ------------------------------------------------------
             For this type of account:     Give name and EIN of:
             ------------------------------------------------------
             6.  Sole proprietorship       The owner/(3)/
             7.  A valid trust, estate, or Legal entity
                 pension trust
             8.  Corporate                 The corporation
             ------------------------------------------------------
             9.  Association, club,        The organization
                 religious, charitable,
                 educational, or other
                 tax-exempt organization
             10. Partnership               The partnership
             11. A broker or registered    The broker or nominee
                 nominee
             12. Account with the          The public entity
                 Department of
                 Agriculture in the name
                 of a public entity (such
                 as a state or local
                 government, school
                 district, or prison) that
                 receives agricultural
                 program payments
             ------------------------------------------------------

--------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN.
(3) You must show your individual name, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).
(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

  Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

                           IMPORTANT TAX INFORMATION

Under the U.S. federal income tax law, a holder whose Terra ADSs evidenced by the Terra ADR certificate(s) are surrendered for payment (or any other payee) is required by law to provide the Tender Agent (as payer) with the holder's (or other payee's) correct Taxpayer Identification Number "TIN" on Substitute Form W-9. If the holder or other payee is an individual, the TIN is the holder's or other payee's social security number. If the Tender Agent is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder or other payee with respect to Terra ADSs evidenced by the Terra ADR certificate(s) surrendered for payment may be subject to applicable backup withholding.

Some holders, including, among others, all corporations and some foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that individual must submit a statement on Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to the individual's exempt status. Forms of such statements can be obtained from the Tender Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

If backup withholding applies, the Tender Agent is required to withhold the applicable percentage of any payments made to the shareholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a holder or other payee with respect to any Terra ADSs evidenced by the Terra ADR certificate(s) surrendered for payment, the holder or other payee is required to notify the Tender Agent of the holder's correct TIN (or the TIN of any other payee) by completing the form certifying that the TIN provided on Substitute Form W-9 is correct, or that the holder or other payee is awaiting a TIN, and that (1) the holder or other payee is exempt from backup withholding, (2) the holder or other payee has not been notified by the Internal Revenue Service that the holder or other payee is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder or other payee that the holder or other payee is no longer subject to backup withholding and the holder or other payee is a U.S. person (including a U.S. resident alien).

What Number to Give the Tender Agent

The holder (or other payee) is required to give the Tender Agent the social security number or employer identification number of the record holder (or any other payee) of Terra ADSs evidenced by the Terra ADR certificate(s) surrendered with this document. If the Terra ADR certificate(s) are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the surrendering holder (or other payee) has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder (or other payee) should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9, and complete the additional Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Tender Agent is not provided with a TIN by the time of payment, the Tender Agent will withhold the applicable percentage of backup withholding of all payments to that holder (or other payee) until a properly certified TIN is provided to the Tender Agent.

                                      11